Putnam
Minnesota
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-98


[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Since we reported that municipal bonds were a 'screaming buy' ('Why You Should Bond with Munis,' September 1998), they have become even more attractive. . . . Trouble is, it's long been next to impossible for an individual investor to figure out how to get a good deal on a muni bond. . . . How can you avoid getting snared? The simple answer is to buy via a mutual fund."

                            -- "Munificent Munis," Money, November 1998

* "The supply of new issues has already begun to taper off and investment money is trickling back into the market. While there can be no assurances, we believe it is only a matter of time before demand begins to pick up in earnest. Investors simply need to recognize how much of a missed opportunity the municipal market has been. Once this occurs, a favorable supply/demand balance should result and Putnam Minnesota Tax Exempt Income Fund should benefit."

                            -- Leslie J. Burke, fund manager

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

16 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The rush of foreign investors to the safety of U.S. Treasury bonds in recent months has driven prices on these securities markedly higher. Because of the inverse relationship of yields to prices, yields on 30-year Treasuries have declined to virtually the same level as those on long-term municipals. This near parity has made Minnesota tax-exempt bonds unusually attractive for the state's tax-conscious investors.

During the first half of Putnam Minnesota Tax Exempt Income Fund's fiscal 1999, Fund Manager Leslie Burke focused closely on portfolio structure, adjusting duration and credit quality in search of the highest current income consistent with the fund's secondary emphasis on preservation of capital.

In the following report from Leslie, you will find a detailed discussion of this strategy and other aspects of the fund's performance during the six months ended November 30, 1998. She also offers her views on prospects for the remainder of fiscal 1999.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 20, 1999



Report from the Fund Manager
Leslie J. Burke

For most of the six months ended November 30, 1998, the municipal bond market was all dressed up with no place to go. The financial and economic health of many foreign nations took another turn for the worse during the period, causing investors around the world to become increasingly risk averse. As a result, U.S. government-guaranteed Treasury securities of all maturities became the most sought-after fixed-income investments because of their safe-haven status. Domestic and foreign investors alike poured money into the Treasury market, causing a record-setting rally. Meanwhile, municipal bonds were largely overlooked despite their attractive income potential, relative price stability, and the market's positive underlying fundamentals.

While Treasury yields declined and prices soared, municipal bond prices remained flat, resulting in their notable underperformance relative to Treasury securities during the past six months. Consequently, Putnam Minnesota Tax Exempt Income Fund's performance for the semiannual period reflects the mood of the market. The fund provided a total return of 2.91% at net asset value for class A shares and -2.00% at public offering price. More detailed performance information can be found on pages 9 and 10 of this report.

* PORTFOLIO STRUCTURED FOR UNCERTAIN ENVIRONMENT

The unprecedented degree of volatility in the world's financial markets created an investment atmosphere that worried investors and puzzled many experts. The inability of municipal bonds to make headway despite the unusually attractive characteristics of the overall market is a case in point. Traditionally municipal bonds are relatively insulated from global market movements. In this uncertain environment, the way we structured your fund's portfolio -- in terms of duration, credit quality, income, and appreciation potential -- became more critical than usual.

The scarce supply of municipal issues in the Minnesota market has always made it a challenge to get the right balance of different types of securities. Strong state and local economies have diminished the need for traditional issuers to borrow; they are generating enough cash flow internally to meet their financial needs. Having stated this caveat, we structured the portfolio as best we could to cushion it against further volatility while providing it with enough flexibility to benefit from renewed interest in the market.

* CONSERVATIVE APPROACH SEEKS TO KEEP DURATION NEUTRAL

Duration, which is measured in years, is a kind of barometer of a fund's sensitivity to interest-rate changes. During the period, we took a guarded approach to interest rates and kept your fund's average duration relatively neutral. The results suggest that your fund's sensitivity to either rising or declining rates did not differ significantly from its competitors or the market average.

Throughout the summer and into early fall, we clustered, or bulleted, the fund's holdings at what we believed to be the optimum point along the yield curve -- in long intermediate-term securities. When the yield curve began to steepen later in the period, these securities performed well.

As longer-term municipal bond prices became historically cheap relative to comparable Treasury securities, we moved the bulleted position farther out on the yield curve to select longer-term bonds. Because this position had the potential to lengthen the fund's duration more than we deemed prudent, we employed the use of financial futures -- contracts based on an underlying debt instrument, such as Treasury bonds -- to keep the portfolio's duration in check. Unfortunately this move hampered your fund's performance potential during the height of the Treasury market's rally. Since then, we have scaled this position back somewhat but have not eliminated it, believing it still has merit given what we believe is the real possibility of a municipal market rally.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*


Health care/
hospitals         29.2%

Education         18.5%

Utilities         11.5%

Housing           11.0%

Transportation     5.4%


Footnote reads:
*Based on net assets as of 11/30/98. Holdings will vary over time.


Inasmuch as we could, we favored insured discount coupon bonds -- Standard and Poor's AAA-rated bonds with stated coupons lower than the current market rate. But because they sell at prices below par, their effective yields are actually much higher than the stated coupon. Once investors recognize the value that exists in municipal bonds and return to the market, these holdings stand to perform well.

* CREDIT SENSITIVE ISSUES HELP BOOST PERFORMANCE

One way we have tried to make your fund's portfolio more competitive is to selectively target issues that can enhance the fund's income potential. To do this, we have relied on the strength of Putnam's credit research department to identify undervalued issues with higher return potential. Putnam's credit research team looks carefully not only at each issuer but also at the overall industry in which each operates. Often the people who depend on and benefit from an issuer are also consulted. Through such in-depth credit analysis, we uncovered several yield-enhanced opportunities in the hospital and long-term care sectors of the market. During the period, we purchased several new issues that offered both appreciation potential and yields in the 6% range. Regions Hospital, Duluth Board of Social Ministry, and Northfield and Walker Retirement Center are a few holdings we anticipate will perform well. While the securities discussed in this report were viewed favorably at the end of the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aa/AA -- 20.7%

A -- 11.7%

Baa/BBB -- 10.4%

Ba/BB -- 9.7%

VMIG1 -- 0.7%

Aaa/AAA -- 46.8%

Footnote reads:
 *As a percentage of market value as of 11/30/98. A bond rated Baa or higher is considered investment grade. Ratings reflect Moody's and Standard & Poor's(R) descriptions; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


One top-performing holding and notable credit success story was your fund's investment in the Olmstead Medical Group. Purchased several years ago after extensive credit and market analysis, this high-yielding security enjoyed a substantial run-up in price as a result of improved fundamentals and advance refunding early in the period.

A prerefunded bond is one secured by an escrow account of U.S. government obligations, such as Treasury securities, in an amount sufficient enough to pay off the entire bond issue at maturity. It is often perceived as ultrasafe because of the government backing. As a result, prerefunded bonds tend to trade like high quality bonds. The prerefunding of the Olmstead holding was exceptionally timely, since prerefunding activity virtually ground to a halt later in the summer; when Treasury yields plummeted, Treasury escrows were not adequate enough to pay off municipal issues.

Another home run for the fund was an investment in lower-quality, high-coupon Puerto Rico debt. As investors began to chase higher yields, your fund's Puerto Rico holdings appreciated in price. Because of the difficult trading environment in Minnesota, however, we opted not to take profits. Believing that they had no further room to appreciate on a spread basis, we chose instead to insure these bonds which, in turn, insulated them from credit quality changes. They then became, in effect, bonds with a Standard and Poor's rating of AAA. Our efforts proved timely. Soon thereafter, Hurricane Georges hit the island and uninsured bonds suffered in price.

* MUNICIPAL BOND PERFORMANCE SHOULD IMPROVE

The magnitude of the Treasury market rally during the period pushed the yield ratio between municipal bonds and comparable Treasury securities to the 95% to 100% range, up from the historical 80% to 85%. History suggests that any time this ratio exceeds 85%, a buying opportunity exists. While no assurances can be made, we believe the municipal market will eventually enjoy better sponsorship and resume its upward path once investors come to recognize the outstanding value that currently exists. In the meantime, we are holding steady, keeping your fund fully invested and, in our opinion, well positioned to benefit from any opportunity the market may have in store.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Minnesota Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 11/30/98

                                Class A           Class B           Class M
(inception date)               (10/23/89)        (7/15/93)         (4/3/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
6 months                     2.91%   -2.00%    2.57%   -2.43%    2.75%   -0.61%
------------------------------------------------------------------------------
1 year                       5.95     0.88     5.27     0.27     5.76     2.29
------------------------------------------------------------------------------
5 years                     30.87    24.63    26.68    24.68    28.76    24.57
Annual average               5.53     4.50     4.84     4.51     5.19     4.49
------------------------------------------------------------------------------
Life of fund                84.08    75.42    71.69    71.69    77.98    72.22
Annual average               6.94     6.37     6.12     6.12     6.54     6.16
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/98

                                   Lehman Bros.            Consumer
                             Municipal Bond Index        Price Index
------------------------------------------------------------------------------
6 months                              3.84%                 0.74%
------------------------------------------------------------------------------
1 year                                7.77                  1.55
------------------------------------------------------------------------------
5 years                              37.81                 12.48
Annual average                        6.63                  2.38
------------------------------------------------------------------------------
Life of fund                        103.52                 30.57
Annual average                        8.14                  2.98
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/98

                                Class A       Class B      Class M
------------------------------------------------------------------------------
Distributions (number)             6             6            6
------------------------------------------------------------------------------
Income                          $0.224        $0.193       $0.210
------------------------------------------------------------------------------
Capital gains1                      --            --           --
------------------------------------------------------------------------------
  Total                         $0.224        $0.193       $0.210
------------------------------------------------------------------------------
Share value:                NAV        POP     NAV     NAV       POP
------------------------------------------------------------------------------
5/31/98                     $9.19    $9.65    $9.16    $9.19    $9.50
------------------------------------------------------------------------------
11/30/98                     9.23     9.69     9.20     9.23     9.54
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2       4.84%    4.61%    4.19%    4.53%    4.39%
------------------------------------------------------------------------------
Taxable equivalent3          8.75     8.33     7.57     8.20     7.94
------------------------------------------------------------------------------
Current 30-day SEC yield4    3.98     3.79     3.33     3.68     3.56
------------------------------------------------------------------------------
Taxable equivalent3          7.20     6.86     6.02     6.66     6.44
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 44.73% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/98
(most recent calendar quarter)

                                Class A           Class B           Class M
(inception date)               (10/23/89)        (7/15/93)         (4/3/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
6 months                     2.60%   -2.29%    2.26%   -2.74%    2.45%   -0.90%
------------------------------------------------------------------------------
1 year                       5.07     0.06     4.38    -0.62     4.75     1.34
------------------------------------------------------------------------------
5 years                     28.58    22.42    24.45    22.48    26.48    22.44
Annual average               5.16     4.13     4.47     4.14     4.81     4.13
------------------------------------------------------------------------------
Life of fund                84.47    75.79    71.95    71.95    78.31    72.54
Annual average               6.89     6.33     6.08     6.08     6.50     6.12
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
November 30, 1998 (Unaudited)

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FNMA Coll.      -- Federal National Mortgage Association Collateralized
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.5%) (a)
PRINCIPAL AMOUNT                                                                               RATINGS(RAT)          VALUE
Minnesota (97.4%)
--------------------------------------------------------------------------------------------------------------------------
                     Bemidji, Hosp. Fac. Rev. Bonds
     $    1,200,000    (First Mtge.-North Country Hlth. Svcs.),
                       5 5/8s, 9/1/21                                                           A           $    1,248,000
          1,760,000    (First Mtge.-North Country Hlth. Svcs.),
                       5 5/8s, 9/1/15                                                           A                1,839,200
            500,000  Centennial, Indpt. G.O. Bonds (School Dist. No. 12),
                       Ser. A, FSA, 7.15s, 2/1/12                                               Aaa                521,875
          1,910,000  Chaska, Indl. Dev. Rev. Bonds (Lifecore
                       Biomedical, Inc.), 10 1/4s, 9/1/20                                       BB/P             2,083,581
          3,000,000  Cloquet, Poll. Control Rev. Bonds (Potlatch Corp.),
                       5.9s, 10/1/26                                                            A-               3,183,750
          1,000,000  Duluth, Gross Rev. Bonds (Duluth Entertainment),
                       7.6s, 12/1/11                                                            Baa              1,138,750
                     Duluth, Econ. Dev. Auth. Hlthcare Fac. Rev. Bonds
          1,000,000    AMBAC, (BSM Prop.), 6.3s, 11/1/22                                        Aaa              1,095,000
            750,000    (BSM Prop.), Ser. A, 5 7/8s, 12/1/28                                     BB/P               750,000
          1,000,000  Hutchinson, Indpt. G.O. Bonds (School Dist.
                       No. 423), Ser. A, 5 3/4s, 2/1/13                                         Aa1              1,096,250
          1,565,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade
                       Corp.), 7.2s, 10/1/24                                                    Baa3             1,760,625
          1,500,000  Intl. Falls, Poll. Ctr. Rev Bonds (Boise Cascade
                       Corp.), 5.65s, 12/1/22                                                   BBB-             1,483,125
          1,105,000  Minneapolis, Cmnty. Dev. Agcy. Supported Dev.
                       Rev. Bonds (Grace-Lee Products Inc.),
                       Ser. 91-3, 8 1/4s, 12/1/11                                               A-               1,215,500
                     Minneapolis, G.O. Bonds (Sports Arena)
          3,000,000    5.2s, 10/1/24                                                            Aaa              3,071,250
          1,500,000    5 1/8s, 10/1/20                                                          Aaa              1,528,125
                     Minneapolis Rev. Bonds (Walker Methodist Sr. Svcs.)
          2,000,000    Ser. A, 6s, 11/15/28                                                     BB-/P            2,000,000
          1,300,000    Ser. C, 6s, 11/15/28                                                     BB-/P            1,300,000
          1,675,000  Minneapolis, Sales Tax G.O. Bonds, 6 1/4s, 4/1/12                          Aaa              1,817,375
          1,695,000  Minneapolis, Single Family Rev. Bonds (Phase V),
                       FNMA Coll. & GNMA Coll., 6 1/4s, 4/1/22                                  Aaa              1,809,413
          3,050,000  Minneapolis, Special School Dist. No. 1 G.O. Bonds,
                       5s, 2/1/12                                                               Aa1              3,137,688
            475,000  Minneapolis-St. Paul, Hsg. Fin. Board Single Fam.
                       Mtge. Rev. Bonds (Phase VI), Ser. A, GNMA Coll.,
                       8.3s, 8/1/21                                                             AAA                483,313
          7,000,000  Minneapolis & St. Paul Comnty. Arpt. Rev. Bonds,
                       Ser. A, AMBAC, 5s, 1/1/30                                                Aaa              6,973,750
                     Minneapolis & St. Paul, Hsg. & Redev. Auth.
                       Hlthcare Syst. Rev. Bonds
          4,000,000    (Group Hlth. Plan Inc.), 6.9s, 10/15/22                                  A-               4,365,000
          2,000,000    (HlthOne Obligated Group), Ser. A, MBIA,
                       6 3/4s, 8/15/14                                                          Aaa              2,130,000
          1,000,000    (Children's Hlthcare), Ser. A, FSA, 5.7s, 8/15/16                        Aaa              1,078,750
          2,715,000  Minnetonka, Indpt. Rev. Bonds (School Dist No. 276),
                       Ser. B, 5 3/4s, 2/1/22                                                   Aa1              2,905,050
                     MN Agricultural & Econ. Dev. Board Rev. Bonds
            750,000    (Small Bus. Dev. Loan Program), Ser. B-Lot 1, 7s,
                       8/1/16                                                                   BB+/P              795,000
          3,000,000    (Fairview Hosp), Ser. A, MBIA, 5 1/2s, 11/15/17                          Aaa              3,232,500
                     MN Pub. Fac. Auth. Wtr. Poll. Control Rev. Bonds
          1,500,000    Ser. A, 6.95s, 3/1/13                                                    Aaa              1,636,875
          3,000,000    Ser. A, 6 1/2s, 3/1/14                                                   Aaa              3,311,250
          2,245,000    Ser. B, 5s, 3/1/17                                                       Aaa              2,259,030
          1,000,000  MN State G.O. Bonds, 6s, 8/1/05                                            Aaa              1,122,500
          3,000,000  MN State Duluth Arpt. Tax Increment G.O. Bonds,
                       Ser. 95A, 6 1/4s, 8/1/14                                                 Aaa              3,303,750
                     MN State Higher Ed. Fac. Auth. Rev. Bonds
          1,000,000    (U. St. Thomas), Ser. 3-C, 7 1/8s, 9/1/14                                AAA/P            1,072,500
            580,000    (U. St. Thomas), Ser. 4-P, 5.4s, 4/1/23                                  A2                 589,425
          1,000,000    (St. Johns U.), Ser. 4-L, 5.35s, 10/1/17                                 A3               1,015,000
                     MN State Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
          1,595,000    Ser. B-1, 6 3/4s, 1/1/26                                                 AA+              1,700,669
            960,000    Ser. Q, 6.7s, 1/1/17                                                     AA+              1,035,600
          5,000,000    Ser. E, 6.85s, 1/1/24                                                    AA+              5,331,250
          1,500,000  MN State Hsg. Fin. Agcy. Dev. Rev. Bonds,
                       Ser. A, 6.95s, 2/1/14                                                    Aa2              1,593,750
          1,000,000  Monticello Big Lake Cmnty. Hosp. Dist. Rev. Bonds
                       (Hlthcare Fac.), Ser. A, 5 3/4s, 12/1/19                                 BBB/P              996,250
                     Morris Hosp. Fac. Rev. Bonds (Stevens Cmnty.
                       Memorial Hosp.)
            250,000    Ser. A, 8 1/4s, 5/1/10                                                   AAA/P              269,375
            500,000    Ser. B, 8 1/4s, 5/1/10                                                   AAA/P              538,750
          1,000,000  North Branch, MN Indpt. G.O. Bonds
                       (School Dist. No. 138), Ser. A, FGIC, 5 1/2s,
                       2/1/12                                                                   Aaa              1,062,500
                     North St. Paul Maplewood Indpt. Sch. Dist. No. 622
                       G.O. Bonds, Ser. A, MBIA
          2,000,000    7.1s, 2/1/19                                                             Aaa              2,342,500
          3,000,000    6 7/8s, 2/1/15                                                           Aaa              3,495,000
            500,000  North Suburban Hospital Dist. VRDN
                       (Anoka & Ramsey Cnty. Hosp., Hlth. Ctr.),
                       3.3s, 8/1/14                                                             AA-                500,000
          3,000,000  Northern MN Muni. Pwr. Agcy. Elec. Sys. Rev.
                       Bonds, Ser. B, AMBAC, 4 3/4s, 1/1/20                                     Aaa              2,932,500
                     Northern MN Muni. Pwr. Agcy. Rev. Bonds
          2,000,000    Ser. A, 7 1/4s, 1/1/16                                                   A2               2,046,360
          2,450,000    FSA, 5 1/2s, 1/1/07                                                      Aaa              2,691,938
          1,000,000  Northfield College Fac. Rev. Bonds
                       (St. Olaf College), 6.4s, 10/1/21                                        A3               1,081,250
                     Northfield, Hlthcare Fac. Rev. Bonds
                       (Retirement Ctr.), Ser. A
          1,230,000    6s, 5/1/28                                                               BB/P             1,242,300
            690,000    5 3/4s, 5/1/16                                                           BB/P               696,900
          1,125,000  Olmsted Cnty., Hlthcare Fac. Rev. Bonds
                       (Olmsted Med. Ctr.), 5.55s, 7/1/19                                       BB+/P            1,106,719
          1,160,000  Ramsey Cnty., G.O. Bonds, Ser. A, 5 3/8s, 2/1/16                           Aaa              1,212,200
                     Rochester Hlthcare Fac. IFB (Mayo Foundation)
          3,000,000    Ser. E, 8.32s, 11/15/12                                                  AA+              3,375,000
          3,300,000    Ser. H, 8.29s, 11/15/15                                                  AA+              3,844,500
          4,000,000  Rochester Hlthcare Fac. Rev. Bonds
                       (Olmsted Med. Group), 7 1/2s, 7/1/19                                     BB+/P            4,695,000
          2,440,000  Rochester, Indpt. Sch. G.O. Bonds (Dist. No. 535),
                       Ser. A, 5 1/4s, 2/1/15                                                   Aaa              2,629,100
          2,500,000  Sartell Poll. Control Rev. Bonds (Champion Intl.),
                       6.95s, 10/1/12                                                           Baa1             2,718,750
          2,500,000  SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                       Ser. A-9, FSA, 7.1s, 1/1/30                                              Aaa              2,793,750
                     Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,240,000    Ser. B, 5s, 1/1/13                                                       A+               1,243,100
         10,000,000    MBIA, zero %, 1/1/20                                                     Aaa              3,512,500
          2,400,000  St. Cloud, Hosp. Fac. Rev. Bonds, Ser. C, AMBAC,
                       6 3/4s, 7/1/11                                                           Aaa              2,631,000
                     St. Paul, Hsg. & Hosp. Redev. Auth.
                       Rev. Bonds (Hltheast)
          3,410,000    Ser. A, 6 5/8s, 11/1/17                                                  Baa3             3,652,963
          1,000,000    Ser. B, 5.85s, 11/1/17                                                   Baa3             1,036,250
            500,000    Ser. A, 5.7s, 11/1/15                                                    Baa3               513,750
          2,500,000  St. Paul, Hsg. & Redev. Auth. Rev. Bonds
                       (Regions Hosp.), 5.3s, 5/15/28                                           BBB+             2,440,625
          2,475,000  St. Paul, Indpt. COP (School Dist. No. 625),
                       Ser. C, 5 1/4s, 2/1/16                                                   AA               2,527,593
                     U. Of MN Rev. Bonds, Ser. A
          1,000,000    5 3/4s, 7/1/18                                                           Aa2              1,110,000
          3,000,000    5 1/2s, 7/1/08                                                           Aa2              3,307,500
          4,310,000  Western MN Muni. Pwr. Agcy. Rev. Bonds,
                       Ser. A, AMBAC, 6 1/4s, 1/1/06                                            Aaa              4,897,237
                                                                                                            --------------
                                                                                                               147,157,629

Puerto Rico (3.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,150,000  Cmnwlth. of PR, G.O. Bonds, MBIA, 6 1/4s, 7/1/12                           Aaa              2,561,187
          1,000,000  Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                       3.05s, 12/1/15                                                           VMIG1            1,000,000
          1,000,000  Cmnwlth. of PR, Hwy. Trans. Auth. Rev. Bonds,
                       Ser. Y, MBIA, 6 1/4s, 7/1/13                                             AAA              1,183,750
                                                                                                            --------------
                                                                                                                 4,744,937
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $141,948,822) (b)                                              $  151,902,566
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $151,114,667.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      November 30, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $141,948,822 resulting in gross unrealized appreciation and depreciation of $10,142,834 and $189,090, respectively, or net unrealized appreciation of $9,953,744.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1998.

      The rates shown on IFB's, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1998.

      The fund had the following industry group concentrations greater than 10% at November 30, 1998 (as a percentage of net assets):

          Hospitals/Health care   29.2%
          Education               18.5
          Utilities               11.5
          Housing                 11.0

      The fund had the following insurance concentration greater than 10% at November 30, 1998 (as a percentage of net assets):

          MBIA                    12.9%
          AMBAC                   12.3

---------------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1998 (Unaudited)
                                                                           Unrealized
                                            Aggregate Face    Expiration  Appreciation
                                Total Value      Value           Date    (Depreciation)
---------------------------------------------------------------------------------------
Municipal Bond Index (Long)     $1,897,031    $1,885,560        Dec.-98      $ 11,471
Municipal Bond Index (Short)     1,008,750     1,006,952        Mar.-99        (1,798)
U.S.Treasury Bond (Short)        5,193,750     5,077,972        Dec.-98      (115,778)
U.S.Treasury 20 yr. Bond (Short) 1,036,750     1,035,215        Mar.-99        (1,535)
---------------------------------------------------------------------------------------
                                                                            $(107,640)
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1998 (Unaudited)

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $141,948,822) (Note 1)                                           $ 151,902,566
-----------------------------------------------------------------------------------------------
Cash                                                                                    296,575
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        2,588,803
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                            5,000
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  339,589
-----------------------------------------------------------------------------------------------
Total assets                                                                        155,132,533

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             58,886
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   248,282
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      3,289,800
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              119,014
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            187,115
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               13,615
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                            8,387
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,009
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   67,888
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   23,860
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     4,017,856
-----------------------------------------------------------------------------------------------
Net assets                                                                         $151,114,677

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                   $ 144,689,179
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                             16,207
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (3,436,813)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            9,846,104
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $151,114,677

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($102,667,656 divided by 11,121,345 shares)                                               $9.23
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.23)*                                    $9.69
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($47,010,311 divided by 5,110,467 shares)+                                                $9.20
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,436,710 divided by 155,709 shares)                                                    $9.23
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.23)**                                   $9.54
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1998 (Unaudited)
Tax exempt interest income:                                                          $4,329,593
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        399,086
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           94,987
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                        3,940
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   102,919
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   192,678
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     3,657
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   5,959
-----------------------------------------------------------------------------------------------
Registration fees                                                                         1,425
-----------------------------------------------------------------------------------------------
Auditing                                                                                 15,976
-----------------------------------------------------------------------------------------------
Postage                                                                                   7,935
-----------------------------------------------------------------------------------------------
Other                                                                                    37,747
-----------------------------------------------------------------------------------------------
Total expenses                                                                          866,309
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (23,986)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            842,323
-----------------------------------------------------------------------------------------------
Net investment income                                                                 3,487,270
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        612,953
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (686,252)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                                     668,316
-----------------------------------------------------------------------------------------------
Net gain on investments                                                                 595,017
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $4,082,287
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                Six months ended      Year ended
                                                                                    November 30          May 31
                                                                                          1998*            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                             $   3,487,270   $   6,726,905
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                        (73,299)     (1,277,903)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              668,316       5,048,065
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  4,082,287      10,497,067
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (2,492,520)     (5,020,689)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (950,839)     (1,688,604)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (33,273)        (71,593)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                     4,110,693       7,935,353
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          4,716,348      11,651,534

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 146,398,329     134,746,795
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $16,207 and $5,569, respectively)                                        $151,114,677    $146,398,329
---------------------------------------------------------------------------------------------------------------
 * Unaudited

   The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                   ended
Per-share                         Nov. 30
operating performance           (Unaudited)                                        Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.19            $8.95            $8.76            $8.95            $8.79            $9.06
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .22              .45              .47              .47              .51              .51
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .04              .24              .19             (.19)             .15             (.27)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .26              .69              .66              .28              .66              .24
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.22)            (.45)            (.47)            (.47)            (.50)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.22)            (.45)            (.47)            (.47)            (.50)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.23            $9.19            $8.95            $8.76            $8.95            $8.79
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           2.91*            7.90             7.73             3.16             7.90             2.57
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $102,668         $100,806          $98,307          $96,110          $98,418          $95,587
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .48*            1.01             1.03             1.01              .99             1.03
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.44*            4.89             5.32             5.26             5.85             5.60
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              7.93*           10.67            50.80           109.85            58.18            28.19
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended November 31, 1998 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                   ended                                                                            For the period
Per-share                         Nov. 30                                                                           July 15, 1993+
operating performance           (Unaudited)                            Year ended May 31                              to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.16            $8.92            $8.73            $8.92            $8.77            $9.18
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .19              .39              .41              .41              .45              .39
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .04              .24              .19             (.19)             .15             (.41)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .23              .63              .60              .22              .60             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.19)            (.39)            (.41)            (.41)            (.45)            (.39)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.19)            (.39)            (.41)            (.41)            (.45)            (.39)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.20            $9.16            $8.92            $8.73            $8.92            $8.77
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           2.57*            7.20             7.04             2.49             7.17             (.32)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $47,010          $44,100          $35,333          $30,149          $19,698           $8,873
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .80*            1.66             1.68             1.67             1.63             1.47*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.11*            4.22             4.67             4.57             5.15             4.23*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              7.93*           10.67            50.80           109.85            58.18            28.19
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended November 31, 1998 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                 Six months
                                                   ended                                                          For the period
Per-share                                         Nov. 30                                                         April 3, 1995+
operating performance                           (Unaudited)                      Year ended May 31                   to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.19            $8.94            $8.76            $8.95            $8.77
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .21              .42              .45              .43              .08
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .04              .26              .18             (.18)             .17
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .25              .68              .63              .25              .25
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.21)            (.43)            (.45)            (.44)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.21)            (.43)            (.45)            (.44)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.23            $9.19            $8.94            $8.76            $8.95
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            2.75*            7.70             7.29             2.82             2.89*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $1,437           $1,492           $1,106             $913               $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .63*            1.31             1.33             1.32              .21*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.28*            4.64             5.01             4.72              .93*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               7.93*           10.67            50.80           109.85            58.18
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended November 31, 1998 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
November 30, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Minnesota Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Minnesota personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term Minnesota tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately six to eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by, law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 1998, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1998, the fund had a capital loss carryover of approximately $1,719,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

   Loss Carryover           Expiration
-------------------    -------------------
     $723,000               May 31, 2003
      832,000               May 31, 2004
      164,000               May 31, 2006

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distributions (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter. Effective August 1, 1998, the trustees voted to reduce the annual fee to 0.50% of average net assets. This reduction will remain in effect until January 31, 2000.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1998, fund expenses were reduced by $23,986 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $330 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $12,457 and no monies from the sale of class A and class M shares, respectively and received $33,766 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received $6,186 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $18,185,013 and $11,713,794 respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                         Six months ended
                                                         November 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        852,939        $ 7,853,992
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      183,685          1,691,979
-----------------------------------------------------------------------------
                                                 1,036,624          9,545,971

Shares
repurchased                                       (880,635)        (8,111,267)
-----------------------------------------------------------------------------
Net increase                                       155,989        $ 1,434,704
-----------------------------------------------------------------------------

                                                           Year ended
                                                          May 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,312,937       $ 12,011,038
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      370,581          3,391,346
-----------------------------------------------------------------------------
                                                 1,683,518         15,402,384

Shares
repurchased                                     (1,703,692)       (15,576,477)
-----------------------------------------------------------------------------
Net decrease                                       (20,174)        $ (174,093)
-----------------------------------------------------------------------------

                                                         Six months ended
                                                         November 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        601,559         $5,524,967
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       70,778            649,840
-----------------------------------------------------------------------------
                                                   672,337          6,174,807

Shares
repurchased                                       (374,524)        (3,437,153)
-----------------------------------------------------------------------------
Net decrease                                       297,813         $2,737,654
-----------------------------------------------------------------------------

                                                            Year ended
                                                           May 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,212,364        $11,053,422
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      123,282          1,124,947
-----------------------------------------------------------------------------
                                                 1,335,646         12,178,369

Shares
repurchased                                       (484,197)        (4,416,317)
-----------------------------------------------------------------------------
Net decrease                                       851,449        $ 7,762,052
-----------------------------------------------------------------------------

                                                         Six months ended
                                                         November 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                          2,755           $ 25,484
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        3,514             32,347
-----------------------------------------------------------------------------
                                                     6,269             57,831

Shares
repurchased                                        (12,969)          (119,496)
-----------------------------------------------------------------------------
Net decrease                                        (6,700)         $ (61,665)
-----------------------------------------------------------------------------

                                                            Year ended
                                                           May 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         81,529          $ 740,471
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        7,025             64,302
-----------------------------------------------------------------------------
                                                    88,554            804,773

Shares
repurchased                                        (49,798)          (457,379)
-----------------------------------------------------------------------------
Net increase                                        38,756          $ 347,394
-----------------------------------------------------------------------------



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Leslie J. Burke
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer



This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.







[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
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SA049/48667/847/238/129 1/99